EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 (File No. 33-79174).

                                                   ARTHUR ANDERSEN LLP


    San Antonio, Texas
    March 25, 1998